                                                                      Exhibit 21

                              LUCENT TECHNOLOGIES ENTITIES

Lucent Technologies Argentina S.A. (Lucent Technologies               Argentina
Sociedad Anonima Argentina)
Lucent Technologies Australia Pty. Ltd.                               Australia
JNA Telecommunications Pty. Ltd.                                      Australia
Lucent Technologies Austria GmbH                                       Austria
Ascend Foreign Sales Corporation                                      Barbados
INS Foreign Sales Corp.                                               Barbados
Lucent Technologies Foreign Sales Corporation                         Barbados
Lucent Technologies Network Systems Belgium S.A./N.V.                  Belgium
INS Network Services SPRL                                              Belgium
Ascend Communications                                                  Bermuda
(Bermuda) Holding Limited
Excel Switching Europe SA                                              Belgium
Ascend Communications Investments Ltd.                                 Bermuda
Lucent Technologies (Bermuda) Ltd.                                     Bermuda
Lucent Technologies Network Systems do Brasil Ltda                     Brazil
SID Telecomunicacoes E Controles, S.A.                                 Brazil
Lucent Technologies SSG do Brasil SA                                   Brazil
Lucent Inepar Sistemas de Energia Ltda                                 Brazil
Zetax Tecnologia Engenharia, Industria e Comericio S.A.                Brazil
Lucent Technologies World Services, Inc. (Brunei branch)               Brunei
Lucent Technologies Eurasia Ltd. (Bulgaria)                           Bulgaria
Lucent Technologies Canada Corp.                                       Canada
Mustang Acquisition Corp.                                              Canada
Lucent Technologies Canada LLC                                         Canada
Stratus Computer Corporation                                           Canada
Lucent Technologies Microelectronics Canada ULC                        Canada
Lucent Technologies (Chile) Limitada                                    Chile
Ascend Communications Colombia Ltda.                                  Colombia
Lucent Technologies Colombia S.A.                                     Colombia
Lucent Technologies de Costa Rica S.A.                               Costa Rica
Lucent Technologies Cyprus Limited                                     Cyprus
Lucent Technologies Czech Republic s.r.o.                          Czech Republic

Lucent Technologies EMEA B.V. (Czech branch)                       Czech. Republic
Lucent Technologies Denmark I/S                                        Denmark
Lucent Technologies Denmark Holdings ApS                               Denmark
Lucent Technologies Lycom ApS                                          Denmark
Lucent Technologies Dominicana C. por A.                         Dominican Republic
EcuaLucent Technologies S.A.                                           Ecuador
Lucent Technologies International Inc. (Egypt Branch)                   Egypt
Lucent Technologies El Salvador S.A. de C.V.                         El Salvador
Lucent Technologies Oy                                                 Finland
Lucent Technologies France                                             France
Lucent Technologies Network Care SARL                                  France
Lucent Technologies SAS                                                France
Lucent Technologies  Microelectronics GmbH                             Germany
Lucent Technologies Holdings GmbH                                      Germany
Lucent Technologies Network Systems GmbH                               Germany
Optimay GmbH                                                           Germany
Lucent Technologies EMEA B.V. (Greece)                                 Greece
Lucent Technologies de Guatemala S.A.                                 Guatemala
Lucent Technologies de Honduras S.A.                                  Honduras
Lucent Technologies World Services, Inc. (Honduras Branch             Honduras
Office)
Lucent Technologies Asia/Pacific Inc. (Hong Kong branch)              Hong Kong
Lucent Technologies Asia/Pacific (H.K) Ltd.                           Hong Kong
Lucent Technologies Korea Ltd. (Hong Kong branch)                     Hong Kong
Lucent Technologies India Pvt. Ltd.                                     India
Lucent Technologies Hindustan Ltd.                                      India
Lucent Technologies Asia/Pacific Inc. (Indonesia Rep.                 Indonesia
Office)
Lucent Technologies Network Systems Nederland B.V.                    Indonesia
(Indonesia)
Lucent Technologies World Services Inc.                               Indonesia

(Indonesia Project Office)
P.T. Lucent Technologies Network Systems Indonesia                    Indonesia
Lucent Technologies Europe                                             Ireland
Lucent Technologies Holding and Finance Company Limited                Ireland
Lucent Technologies International Sales Limited                        Ireland
Lucent Technologies Capital Ireland                                    Ireland
Lucent Technologies Optical Networks (Israel) Ltd.                     Israel
Lucent Technologies Israel Ltd.                                        Israel
WaveAccess, Ltd.                                                       Israel
Lucent Technologies Japan Ltd.                                          Japan
Lucent Technologies Semiconductor Marketing, Ltd.                       Japan
Lucent Technologies Yazaki Ltd.                                         Japan
Lucent Technologies World Services Inc. (Kenya Branch)                  Kenya
Lucent Technologies Korea Ltd.                                          Korea
Lucent Technologies World Services Inc. (Kuwait branch                 Kuwait
office)
Lucent Technologies Eurasia Ltd. (Lithuania Rep. Office)              Lithuania
Lucent Technologies (Malaysia) Sdn. Bhd.                              Malaysia
Lucent Technologies de Mexico S.A. de C.V.                             Mexico
Lucent Technologies Holdings de Mexico S.A. de C.V.                    Mexico
Lucent Technologies Microelectronica de Mexico S. A. de C.V.           Mexico
Lucent Technologies Optoelectronica S de R.L. de C.V.                  Mexico
Lucent Technologies International Inc (branch) LT-Maroc               Morrocco
Bedrijvencomplex Huizen/Hilversum C.V.                               Netherlands
Lucent Technologies EMEA B.V.                                        Netherlands
Lucent Technologies Communications B.V.                              Netherlands
Lucent Technologies EMEA Services B.V.                               Netherlands
Lucent Technologies  Nederland B.V.                                  Netherlands
Lucent Technologies Networks Netherlands B.V.                        Netherlands

INS Network Management B.V.                                          Netherlands
Lucent Technologies (NZ) Limited                                     New Zealand
Lucent Technologies Nicaragua S.A.                                    Nicaragua
Lucent Technologies Qingdao Power Systems Company, Ltd.                P.R.C
Guoxin Lucent Technologies Network Technology Co. Ltd.                 P.R.C.
Lucent Technologies Optical Networks  (China) Ltd.                     P.R.C.
Lucent Technologies Qingdao Telecommunications Equipment               P.R.C.
  Ltd.(Lucent Technologies Qingdao Telecommunications Systems Ltd.)    P.R.C.
Lucent Technologies (China) Co., Ltd.                                  P.R.C.
Lucent Technologies (Shanghai) International Enterprises, Ltd.         P.R.C.
Lucent Technologies Fiber Optic Cable Company, Ltd., Beijing           P.R.C.
Lucent Technologies Shanghai Information & Communications
  of Shanghai, Ltd.                                                    P.R.C.
Lucent Technologies Shanghai Fiber Optics Co., Ltd.                    P.R.C.
Shanghai Lucent Technologies Transmission Equipment Co., Ltd.          P.R.C.
Lucent Technologies (Shenzhen) Co., Ltd.                               P.R.C.
Shenzhen Photon Technologies Ltd.                                      P.R.C.
Lucent Technologies World Services, Inc. (Panama branch)
  d/b/a Lucent Technologies de Panama                                  Panama
Lucent Technologies del Peru S.A.                                       Peru
Lucent Technologies Philippines Inc.                                 Philippines
Lucent Technologies Poland S.A.                                        Poland
Lucent Technologies International Inc. - Secursal en Portugal         Portugal
Lucent Technologies Caribbean and Latin America Sales Ltd.           Puerto Rico
Lucent Technologies World Services Inc. (Puerto Rico branch)         Puerto Rico

Lucent Technologies Eurasia Ltd. (Romania branch)                      Romania
Lucent Technologies SviazStroy-1 Fiber Optic Cable Company       Russian Federation
ZAO Lucent Technologies                                          Russian Federation
Lucent Technologies International Inc. (Saudi Arabia branch)        Saudi Arabia
Lucent Technologies Consumer Products Pte. Ltd.                       Singapore
Lucent Technologies Investment Asia Pte. Ltd.                         Singapore
Lucent Technologies Investments Pte. Ltd.                             Singapore
Lucent Technologies Microelectronics Pte. Ltd.                        Singapore
Lucent Technologies Singapore Pte. Ltd.                               Singapore
Silicon Manufacturing Partners Pte. Ltd.                              Singapore
Lt Emea Bv (Slov. Rep. Branch)                                     Slovak Republic
Lucent Technologies Slovenia d.o.o.                                   Slovenia
Lucent Technologies South Africa (Proprietary) Ltd.                 South Africa
LT Management S.L.                                                      Spain
LT Parsipanis S.L.                                                      Spain
Lucent Technologies Microelectronica S.A.                               Spain
Lucent Technologies  Espana S.A.                                        Spain
Lucent Technologies Asia/Pacific Inc. (Sri Lanka branch)              Sri Lanka
Lucent Technologies Espana SA                                           Spain
Lucent Technologies Sweden AB.                                         Sweden
Lucent Technologies A.G.                                             Switzerland
Lucent Technologies Taiwan Inc. (Taiwan branch)                        Taiwan
Lucent Technologies Taiwan Telecommunications Co. Ltd.                 Taiwan
Lucent Technologies Network Technologies (Thailand) Co., Ltd.         Thailand
Lucent Technologies Microelectronics Thailand Ltd.                    Thailand
Lucent Technologies Thailand Inc. (Thailand branch)                   Thailand

Lucent Technologies Telekomunikasyon                                   Turkey
 Limited Sirketi
Xedia Corp. Ltd. UK                                                      UK
Enable UK Ltd.                                                           UK
Lucent Technologies International Inc. (U.A.E. branch)       UAE (United Arab Emirates)
Lucent Technologies  M.E. Inc. Dubai                         UAE (United Arab Emirates)
Lucent Technologies Network Systems UK Ltd.                              UK
Lucent Technologies Holdings UK Limited                                  UK
Lucent Technologies UK Limited                                           UK
ZAO Lucent CheZaRa                                                     Ukraine
Lucent Technologies EMEA B.V. (Kiev - Ukraine)                         Ukraine
Lucent Technologies Uruguay S.A.                                       Uruguay
Ascend Communications, Inc.                                              US
Ascend Credit Corporation                                                US
AG Communications Systems Corporation                                    US
Agere Systems Inc.                                                       US
Atlantic of Tampa Inc.                                                   US
ATOR Corporation                                                         US
Bell Laboratories, Inc.                                                  US
Chromatis Networks Inc.                                                  US
Cirent Semidonductor G.P.                                                US
Day Investment Corp.                                                     US
FINET Technologies, G.P.                                                 US
FITEL/Lucent Technologies                                                US
Hermann Technology,  Inc.                                                US
International Network Services                                           US
LD Fiberoptics LLC
Litespec, Inc.                                                           US
Loose Tube Inc.                                                          US
LTI Corporation                                                          US
Lucent Asset Management Corporation                                      US
Lucent Cable Communications Inc.                                         US
Lucent Technologies Americas Inc.                                        US
Lucent Asset Management Corporation                                      US
Lucent Technologies Asia/Pacific Inc.                                    US
Lucent Technologies Construction Services, Inc.                          US
Lucent Technologies M.E.Inc.                                             US

Lucent Technologies Eastern Ventures Ltd.                                US
Lucent Technologies Engineering Inc.                                     US
Lucent Technologies Eurasia Ltd.                                         US
Lucent Technologies Fiber Guardian Corp.                                 US
Lucent Technologies Guardian I Corp.                                     US
Lucent Technologies GRL Corporation                                      US
Lucent Technologies Holdings Inc.                                        US
Lucent Technologies Optical                                              US
Networking Guardian Corp.
Lucent Technologies                                                      US
Microelectronics Guardian Corp.
Lucent Technologies International Inc.                                   US
Lucent Technologies Kazakhstan Ltd                                       US
Lucent Technologies Management Services Inc.                             US
Lucent Technologies Maquiladoras Inc.                                    US
Lucent Technologies Microelectronics Guardian Corp.
Lucent Technologies Opto Inc.                                            US
Lucent Technologies Realty Inc.                                          US
Lucent Technologies Optoelectronics
Guardian Corporation
Lucent Technologies Systems & Technology Africa Inc.                     US
Lucent Technologies Taiwan Inc.                                          US
Lucent Technologies Thailand Inc.                                        US
Lucent Technologies Ventures Inc.                                        US
Lucent Technologies Western Investments Inc.                             US
Lucent Technologies                                                      US
Wireless Guardian Corp.
Lucent Technologies World Services Inc.                                  US
Lucent Venture Partners I LLC                                            US
Lucent Venture Partners II LLC                                           US
Lucent Venture Partners Inc.                                             US
Nassau Metals Corporation                                                US
NCS OSP Development Corp.                                                US
Optimay Corporation                                                      US
Ortel Corporation                                                        US
Persyst Technologies LLC                                                 US
SpecTran Corporation                                                     US

SpringTide Networks, Inc.                                                US
Stratus Securities Corp.                                                 US
Stratus World Trade Corp.                                                US
Telecommunications Technology Middle East Inc.                           US
Western Electric Company, Incorporated                                   US
Western Electric International Incorporated                              US
Lucent Technologies Venezuela S.A.                                    Venezuela
BTOR LLC                                                                 US
Enable Semiconductor, Inc.                                               US
Xedia Corporation                                                        US
Lucent Technologies Asia/Pacific Inc. (Vietnam Rep. Office)            Vietnam
Yurie Systems Inc.                                                       US



Certain subsidiaries, which considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of September 30, 1999, have been omitted in accordance with Item 601(b)(21)(ii) of Regulation S-K.